                           PARAMOUNT ACQUISITION CORP.

                                ___________, 2005

Paramount BioCapital Asset Management, Inc.
787 7th Avenue
48th Floor
New York, New York 10019

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Paramount Acquisition Corp. ("PAC") and continuing until the earlier of the consummation by PAC of a "Business
Combination" or PAC's liquidation (as described in PAC's IPO prospectus) (the
"Termination Date"), Paramount BioCapital Asset Management, Inc. shall make available to PAC certain office space, utilities and secretarial support as may be required by PAC from time to time, situated at 787 7th Avenue, 48th Floor,
New York, New York 10019. In exchange therefor, PAC shall pay Paramount
BioCapital Asset Management, Inc. the sum of $7,500 per month on the Effective
Date and continuing monthly thereafter until the Termination Date.

                                              Very truly yours,

                                              PARAMOUNT ACQUISITION CORP.

                                              By:
                                                  ------------------------------
                                                  Name: J. Jay Lobell
                                                  Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

PARAMOUNT BIOCAPITAL ASSET MANAGEMENT, INC.

By:
    -------------------------
    Name:
    Title: